Washington Federal, Inc.
Fact Sheet
December 31, 2020
($ in Thousands)

					Exhibit 99.2

	As of 06/20		As of 09/20		As of 12/20
Allowance for Credit Losses (ACL) - Total	$184,849		$191,955		$196,689
ACL - Loans	165,349		166,955		170,189
ACL Unfunded Commitments	19,500		25,000		26,500
Total ACL as a % of Gross Loans	1.29%		1.33%		1.33%

	06/20 QTR	06/20 YTD	09/20 QTR	09/20 YTD	12/20 QTR	12/20 YTD
Loan Originations - Total	$2,117,035	$4,725,014	$1,495,586	$6,220,600	$1,915,025	$1,915,025
Multi-Family	118,060	332,078	71,040	403,118	122,061	122,061
Commercial Real Estate	55,845	235,778	230,544	466,322	154,975	154,975
Commercial & Industrial	1,143,166	1,904,750	264,158	2,168,908	489,939	489,939
Construction	294,063	1,065,255	392,347	1,457,602	647,439	647,439
Land - Acquisition & Development	14,695	68,183	20,196	88,379	22,830	22,830
Single-Family Residential	308,571	624,791	285,780	910,571	255,999	255,999
Construction - Custom	149,265	390,564	185,778	576,342	123,469	123,469
Land - Consumer Lot Loans	12,768	34,554	17,124	51,678	20,532	20,532
HELOC	20,190	67,165	26,120	93,285	29,431	29,431
Consumer	412	1,896	2,499	4,395	48,350	48,350

Purchased Loans (including acquisitions)	$15,456	$15,456	$—	$15,456	$—	$—

Net Loan Fee and Discount Accretion	$7,204	$17,047	$8,013	$25,060	$10,386	$10,386

Repayments
Loans	$1,248,747	$3,753,348	$1,343,274	$5,096,622	$1,600,257	$1,600,257
MBS	179,121	442,482	237,234	679,716	245,042	245,042

MBS Premium Amortization	$3,250	$8,077	$3,890	$11,967	$3,497	$3,497

Efficiency
Operating Expenses/Average Assets	1.68%	1.87%	1.69%	1.82%	1.73%	1.73%
Efficiency Ratio (%)	57.65%	58.02%	62.09%	58.99%	60.58%	60.58%
Amortization of Intangibles	$552	$1,599	$552	$2,151	$481	$481

EOP Numbers
Shares Issued and Outstanding	75,706,026		75,689,364		75,867,105

Share repurchase information
Remaining shares authorized for repurchase	4,627,393		4,627,231		4,594,275
Shares repurchased	1,594	3,339,368	162	3,339,530	32,956	32,956
Average share repurchase price	$24.90	$33.58	$23.34	$33.58	$21.29	$21.29

Washington Federal, Inc.
Fact Sheet
December 31, 2020
($ in Thousands)

Tangible Common Book Value	As of 06/20		As of 09/20		As of 12/20
$ Amount	$1,680,051		$1,704,227		$1,752,342
Per Share	22.19		22.52		23.10

# of Employees	2,062		2,080		2,098

Investments
Available-for-sale:
Agency MBS	$1,034,014		$968,252		$868,211
Other	1,029,946		1,281,240		1,614,733
	$2,063,960		$2,249,492		$2,482,944
Held-to-maturity:
Agency MBS	$827,316		$705,838		$586,870
	$827,316		$705,838		$586,870

	As of 06/20		As of 09/20		As of 12/20
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$1,510,099	10.6%	$1,538,762	10.6%	$1,610,796	10.9%
Commercial Real Estate	1,707,893	11.9	1,895,086	13.1	1,954,154	13.2
Commercial & Industrial	2,158,000	15.1	2,132,160	14.7	2,256,627	15.3
Construction	2,328,987	16.3	2,403,276	16.6	2,687,708	18.2
Land - Acquisition & Development	195,212	1.4	193,745	1.3	193,239	1.3
Single-Family Residential	5,461,605	38.2	5,304,689	36.7	5,063,053	34.2
Construction - Custom	607,329	4.2	674,879	4.7	659,364	4.5
Land - Consumer Lot Loans	100,102	0.7	102,263	0.7	110,841	0.7
HELOC	140,636	1.0	139,703	1.0	139,752	0.9
Consumer	91,495	0.6	83,159	0.6	111,292	0.8
	14,301,358	100%	14,467,722	100%	14,786,826	100%
Less:
Allowance for Credit Losses (ACL)	165,349		166,955		170,189
Loans in Process	1,353,774		1,456,072		1,679,972
Net Deferred Fees, Costs and Discounts	48,809		52,378		55,655
Sub-Total	1,567,932		1,675,405		1,905,816
	$12,733,426		$12,792,317		$12,881,010

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$1,497,749	11.7%	$1,524,387	11.9%	$1,595,437	12.4%
Commercial Real Estate	1,684,761	13.2	1,862,173	14.6	1,919,359	14.9
Commercial & Industrial	2,095,768	16.5	2,076,848	16.2	2,199,148	17.1
Construction	1,309,255	10.3	1,328,258	10.4	1,366,742	10.6
Land - Acquisition & Development	141,592	1.1	142,838	1.1	141,955	1.1
Singe-Family Residential	5,405,783	42.4	5,248,774	41.0	5,009,821	38.9
Construction - Custom	274,846	2.2	292,398	2.3	295,757	2.3
Land - Consumer Lot Loans	96,584	0.8	98,665	0.8	106,886	0.8
HELOC	138,578	1.1	137,652	1.1	137,911	1.1
Consumer	88,510	0.7	80,324	0.6	107,994	0.8
	$12,733,426	100%	$12,792,317	100%	$12,881,010	100%

Washington Federal, Inc.
Fact Sheet
December 31, 2020
($ in Thousands)

	As of 06/20			As of 09/20			As of 12/20
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$5,789,748	44.2%	80	$5,914,476	42.9%	80	$6,093,356	43.0%	80
Idaho	918,614	7.0	24	949,920	6.9	24	989,649	7.0	24
Oregon	2,591,126	19.8	46	2,627,720	19.1	46	2,738,182	19.4	46
Utah	576,795	4.4	10	988,498	7.2	10	939,518	6.6	10
Nevada	440,065	3.4	11	442,772	3.2	11	460,591	3.3	11
Texas	220,979	1.7	6	225,819	1.6	6	275,794	1.9	6
Arizona	1,429,184	10.9	31	1,481,603	10.8	31	1,519,630	10.7	31
New Mexico	1,143,083	8.7	26	1,148,816	8.3	26	1,149,821	8.1	26
Total	$13,109,594	100%	234	$13,779,624	100%	234	$14,166,541	100%	234

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$2,235,689	17.1%		$2,164,071	15.7%		$2,336,294	16.5%
Interest Checking	2,410,041	18.4		3,029,576	22.0		3,175,494	22.4
Savings	832,383	6.3		872,087	6.3		914,655	6.5
Money Market	3,422,335	26.1		3,740,698	27.1		3,955,016	27.9
Time Deposits	4,209,146	32.1		3,973,192	28.9		3,785,082	26.7
Total	$13,109,594	100%		$13,779,624	100%		$14,166,541	100%

Deposits greater than $250,000 - EOP	$4,781,447			$5,491,395			$5,826,828

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$925,920	1.78%		$1,178,602	1.27%		$1,264,612	1.14%
From 4 to 6 months	1,192,090	1.29%		1,282,051	1.14%		926,880	0.50%
From 7 to 9 months	919,329	1.47%		371,896	0.78%		440,169	0.51%
From 10 to 12 months	262,359	0.95%		235,286	0.70%		342,092	0.54%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Multi-Family	$224	0.6%		$—	—%		$—	—%
Commercial Real Estate	3,416	9.7		3,771	13.0		31,397	53.7
Commercial & Industrial	1,847	5.3		329	1.1		594	1.0
Construction	3,353	9.6		1,669	5.8		1,237	2.1
Land - Acquisition & Development	78	0.2		—	—		—	—
Single-Family Residential	24,876	71.1		22,431	77.2		24,349	41.7
Construction - Custom	—	—		—	—		—	—
Land - Consumer Lot Loans	277	0.8		243	0.8		443	0.8
HELOC	866	2.5		553	1.9		334	0.6
Consumer	64	0.2		60	0.2		52	0.1
Total non-accrual loans	35,001	100%		29,056	100%		58,406	100%
Real Estate Owned	5,956			4,966			4,463
Other Property Owned	3,673			3,673			3,673
Total non-performing assets	$44,630			$37,695			$66,542

Non-accrual loans as % of total net loans	0.27%			0.23%			0.45%
Non-performing assets as % of total assets	0.25%			0.20%			0.35%

Washington Federal, Inc.
Fact Sheet
December 31, 2020
($ in Thousands)

	As of 06/20		As of 09/20		As of 12/20
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Troubled debt restructure ("TDR") loans:
Multi-Family	$310	0.3%	$304	0.3%	$288	0.3%
Commercial Real Estate	1,849	1.9	1,462	1.6	2,476	2.9
Commercial & Industrial	433	0.4	51	0.1	48	0.1
Construction	—	—	—	—	—	—
Land - Acquisition & Development	78	0.1	—	—	—	—
Single-Family Residential	91,290	93.1	85,607	93.6	80,155	92.9
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	3,206	3.3	3,106	3.4	2,714	3.1
HELOC	835	0.9	826	0.9	584	0.8
Consumer	55	0.1	52	0.1	49	0.1
Total TDR loans	$98,056	100%	$91,408	100%	$86,314	100%

TDRs were as follows:
Performing	$95,093	97.0%	$89,072	97.4%	$84,482	97.9%
Non-performing (a)	2,963	3.0	2,336	2.6	1,832	2.1
Total TDR loans	$98,056	100%	$91,408	100%	$86,314	100%
(a) Included in "Total non-accrual loans" above.

	AMOUNT	CO % (b)	AMOUNT	CO % (b)	AMOUNT	CO % (b)
Net Charge-offs (Recoveries) by Category
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(193)	(0.05)	(866)	(0.18)	(789)	(0.16)
Commercial & Industrial	2,860	0.53	915	0.17	(48)	(0.01)
Construction	—	—	(129)	(0.02)	—	—
Land - Acquisition & Development	(433)	(0.89)	(51)	(0.11)	(35)	(0.07)
Single-Family Residential	(377)	(0.03)	(447)	(0.03)	(779)	(0.06)
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(17)	(0.07)	(46)	(0.18)	(7)	(0.03)
HELOC	(1)	—	(1)	—	—	—
Consumer	(137)	(0.60)	19	0.09	(76)	(0.27)
Total net charge-offs (recoveries)	$1,702	0.05%	$(606)	(0.02)%	$(1,734)	(0.05)%
(b) Annualized Net Charge-offs (recoveries) divided by Gross Balance

FHLB Advances (Effective Maturity)	Amount	Rate	Amount	Rate	Amount	Rate
Within 1 year	$300,000	1.59%	$630,000	2.69%	$530,000	3.62%
1 to 3 years	950,000	2.72%	520,000	2.21%	520,000	1.98%
3 to 5 years	450,000	2.29%	450,000	2.29%	450,000	2.15%
More than 5 years	1,100,000	0.08%	1,100,000	0.87%	1,100,000	0.73%
Total	$2,800,000		$2,700,000		$2,600,000

Interest Rate Risk
NPV post 200 bps shock (c)		14.8%		15.6%		16.2%
Change in NII after 200 bps shock (c)		3.0%		3.4%		6.4%
(c) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
December 31, 2020
($ in Thousands)

Historical CPR Rates (d)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

12/31/2018	10.4%	10.3%
3/31/2019	9.3%	9.4%
6/30/2019	13.8%	11.4%
9/30/2019	18.2%	16.9%
12/31/2019	22.0%	21.7%
3/31/2020	19.8%	19.7%
6/30/2020	28.1%	30.3%
9/30/2020	31.2%	42.8%
12/31/2020	35.9%	47.2%

(d) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
December 31, 2020
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	June 30, 2020			September 30, 2020			December 31, 2020
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$12,470,824	$132,847	4.27%	$12,777,706	$132,165	4.10%	$12,824,870	$133,671	4.14%
Mortgage-backed securities	1,931,826	10,843	2.25	1,756,588	8,516	1.92	1,582,286	7,230	1.81
Cash & investments	2,093,966	4,697	0.90	2,526,684	4,710	0.74	3,004,224	5,265	0.70
FHLB & FRB Stock	152,122	1,322	3.49	142,207	1,723	4.81	140,730	1,656	4.67

Total interest-earning assets	16,648,738	149,709	3.61%	17,203,185	147,114	3.39%	17,552,110	147,822	3.34%
Other assets	1,294,675			1,327,413			1,307,937
Total assets	$17,943,413			$18,530,598			$18,860,047

Liabilities and Equity
Customer accounts	$10,692,697	21,393	0.80%	$11,335,819	18,800	0.66%	$11,619,857	14,110	0.48%
FHLB advances	2,953,297	10,938	1.49	2,705,435	13,482	1.98	2,668,478	13,198	1.96

Total interest-bearing liabilities	13,645,994	32,331	0.95%	14,041,254	32,282	0.91%	14,288,335	27,308	0.76%
Other liabilities	262,108			295,544			275,834
Total liabilities	15,953,407			16,519,571			16,822,854
Stockholders’ equity	1,990,006			2,011,027			2,037,193
Total liabilities and equity	$17,943,413			$18,530,598			$18,860,047

Net interest income		$117,378			$114,832			$120,514

Net interest margin (1)			2.82%			2.67%			2.75%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
December 31, 2020
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
December 31, 2020
Multi-Family	1,115	1,444	$1,609,800	1	—	—	1	0.09%	$475	0.03%
Commercial Real Estate	1,089	1,784	1,942,854	1	2	4	7	0.64	28,600	1.47
Commercial & Industrial (1)	7,769	289	2,243,465	10	1	3	14	0.18	1,043	0.05
Construction	541	2,575	1,393,107	1	—	1	2	0.37	3,703	0.27
Land - Acquisition & Development	121	1,261	152,621	2	—	—	2	1.65	252	0.17
Single-Family Residential	20,896	242	5,048,435	41	7	122	170	0.81	31,905	0.63
Construction - Custom	1,136	264	299,351	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,181	93	109,845	3	—	4	7	0.59	597	0.54
HELOC	3,142	45	140,272	8	3	13	24	0.76	1,339	0.95
Consumer	2,733	41	111,449	9	12	23	44	1.61	248	0.22
	39,723	329	$13,051,199	76	25	170	271	0.68%	$68,162	0.52%

September 30, 2020
Multi-Family	1,103	1,395	$1,538,240	—	—	—	—	—%	$—	—%
Commercial Real Estate	1,103	1,709	1,884,688	—	1	2	3	0.27	478	0.03
Commercial & Industrial	8,629	245	2,115,513	—	2	4	6	0.07	863	0.04
Construction	549	2,463	1,352,414	—	—	2	2	0.36	1,662	0.12
Land - Acquisition & Development	122	1,259	153,571	—	—	—	—	—	—	—
Single-Family Residential	21,918	242	5,293,962	30	13	99	142	0.65	26,354	0.50
Construction - Custom	1,161	255	295,953	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,123	90	101,394	1	—	3	4	0.36	365	0.36
HELOC	3,090	45	140,222	10	4	9	23	0.74	731	0.52
Consumer	2,825	29	83,315	22	5	21	48	1.70	356	0.43
	41,623	311	$12,959,272	63	25	140	228	0.55%	$30,809	0.24%

June 30, 2020
Multi-Family	1,091	1,384	$1,509,837	—	—	1	1	0.09%	$224	0.01%
Commercial Real Estate	1,101	1,545	1,700,568	1	1	6	8	0.73	3,266	0.19
Commercial & Industrial	8,524	251	2,138,462	—	7	11	18	0.21	3,736	0.17
Construction	556	2,401	1,334,948	—	—	2	2	0.36	3,353	0.25
Land - Acquisition & Development	118	1,290	152,234	—	—	—	—	—	—	—
Single-Family Residential	22,746	240	5,452,424	27	25	93	145	0.64	29,122	0.53
Construction - Custom	1,069	260	278,182	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,117	89	99,255	3	2	5	10	0.90	482	0.49
HELOC	3,042	46	141,165	4	1	12	17	0.56	720	0.51
Consumer	2,952	31	91,700	23	25	13	61	2.07	702	0.77
	42,316	305	$12,898,775	58	61	143	262	0.62%	$41,605	0.32%

(1) Includes 5,690 SBA PPP loans with a balance of $634,850, all of which are current.